SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                FORM 8-K

                            CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           February 27, 2017
                            Date of Report
                 (Date of Earliest Event Reported)

                   HAWK STREET ACQUISITION CORPORATION
       (Exact Name of Registrant as Specified in its Charter)

Delaware                        000-55676                 81-3416037
(State or other            (Commission File Number)     (IRS Employer
jurisdiction                                          Identification No.)
of incorporation)
                      1780 La Costa Meadows Drive, Suite 100
                         San Marcos, California 92078
         (Address of principal executive offices) (zip code)

                              760-798-2556
           (Registrant's telephone number, including area code

                         9545 Wilshire Boulevard
                     Beverly Hills, California 90212
             (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On February 28, 2017, Hawk Street Acquisition Corporation
(the "Registrant" or the "Company") issued 5,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 90% of the total outstanding 5,500,000 shares of common stock as follows:

                Bardia Rahimzadeh      4,800,000
		David Wise    		 200,000

     With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01    Changes in Control of Registrant

   On February 27, 2017, the following events occurred which resulted in a change of control of the Registrant:

   1. The Registrant cancelled an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock valued at par.

   2.   The then current officers and directors resigned.

   3.   New officer(s) and director(s) were appointed and elected.

   The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on August 9, 2016 as amended and supplemented by the information contained in this report.

   The Registrant has been formed to acquire or otherwise combine with PotDrive, Inc., a private Delaware corporation, formed in October, 2016. PotDrive is an online App search directory for the cannabis industry providing an Internet App for medicinal users of marijuana to locate and obtain services such as medicinal marijuana dispensaries, deliveries, doctors, legal assistance and retailers. Other non-medicinal legal users of marijuana in jurisdictions where allowed, such as California, Oregon and the Netherlands, may use the App to find such services as appropriate to their search.

ITEM 5.02    Departure of Directors or Principal Officers;
             Election of Directors

   On February 27, 2017, the following events occurred:

        James M. Cassidy resigned as the Registrant's president, secretary and director.

        James McKillop resigned as the Registrant's vice president and director.

        Bardia Rahimzadeh was named sole director of the Registrant:

        Bardia Rahimzadeh was named President, Secretary and Chief Financial Officer of the Registrant.

	Bardia Rahimzadeh serves as President, Secretary, Chief Financial Officer and sole director of the Registrant. Mr. Rahimzadeh is the founder and president of PotDrive, Inc., a private Delaware company and has also successfully launched several online start-up companies, including snaplightcase.com, a wireless phone case technology company, nutraleaf.com, a vegan superfood supplements company, and truehonor.com, a clothing apparel line. Mr. Rahimzadeh received his Bachelor of Arts of Business Marketing from California State University San Marcos, California.

                                 SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                            HAWK STREET ACQUISITION CORPORATION

Date: February 28, 2017
                            /s/ Bardia Rahimzadeh, President